UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 16, 2024
Date of report (Date of earliest event reported)
SPS COMMERCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 435-9400
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SPSC	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 16, 2024, the Compensation and Talent Committee of the Board of Directors of SPS Commerce, Inc. (the "Company") designated Kimberly Nelson, the Company’s Executive Vice President and Chief Financial Officer, as a participant in the SPS Commerce, Inc. Executive Management Team Severance Plan (the “Severance Plan”). In connection with such designation, the Amended and Restated Executive Severance and Change in Control Agreement between the Company and Ms. Nelson was terminated.
The Severance Plan provides for certain payments and benefits to participants in the event of certain specified terminations of employment, including a termination of employment in connection with a change in control of the Company. Payments and benefits under the Severance Plan are conditional upon the execution of release and continued compliance with applicable restrictive covenant agreements.
As more specifically set forth in the Severance Plan, each participant is entitled to receive certain severance benefits in the event the participant’s employment is terminated by the Company other than for Cause (as defined in the Severance Plan) or by the participant for Good Reason (as defined in the Severance Plan) (such types of terminations, a “Qualifying Severance Event”). If a Qualifying Severance Event occurs prior to a Change in Control (as defined in the Severance Plan), the Company will pay the participant: (i) one times the participant’s annualized base salary; (ii) one times the participant’s target annual incentive bonus on a pro-rata basis; and (iii) an amount equal to 12 months of premium costs for health, dental and vision coverage. If a Qualifying Severance Event occurs on or within 12 months following a Change in Control, the Company will pay the participant: (i) 1.5 times the participant’s annualized base salary; (ii) 1.5 times the participant’s target annual incentive bonus on a pro-rata basis; and (iii) an amount equal to 18 months of premium costs for health, dental and vision coverage.
The foregoing description of the Severance Plan is a summary, does not purport to be complete and is qualified in its entirety by reference to the Severance Plan, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As reported below in Item 5.07, on May 16, 2024, the stockholders of the Company approved an amendment to the Company's Ninth Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to allow for exculpation of officers, as permitted by Delaware Law (the "Amendment"). The Amendment, which was included as Item 4 in the Company's proxy statement for its 2024 Annual Meeting of Stockholders filed with the Securities and Exchange Commission, became effective on May 16, 2024 upon filing of a Certificate of Amendment to the Certificate of Incorporation ("Certificate of Amendment") with the Secretary of State of the State of Delaware.
A copy of the Company's Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 16, 2024, the Company held its 2024 Annual Meeting of Stockholders and the Company's stockholders voted on the following matters:
1.Election of Directors
The following nominees were elected to serve as directors for a term that will last until the Company’s 2025 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The voting with respect to the election of directors was as follows:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Chad Collins	34,047,800	238,521	32,151	1,049,044
James Ramsey	32,663,535	1,622,490	32,447	1,049,044
Marty Reaume	32,881,892	1,404,241	32,339	1,049,044
Tami Reller	34,082,110	204,041	32,321	1,049,044
Philip Soran	33,216,447	1,069,458	32,567	1,049,044
Anne Sempowski Ward	32,706,926	1,577,711	33,835	1,049,044
Sven Wehrwein	32,072,702	2,213,276	32,494	1,049,044

2. Ratification of the Selection of KPMG LLP as Independent Auditor for the Year Ending 2024
The Company’s stockholders ratified the appointment of KPMG LLP to serve as the independent auditor for the year ending December 31, 2024 by voting as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
33,461,859	1,891,680	13,977	—

3. Advisory Approval of the Compensation of Named Executive Officers
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by voting as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
32,966,036	1,335,629	16,807	1,049,044

4. Approval of an Amendment to the Ninth Amended and Restated Certificate of Incorporation of SPS Commerce, Inc. to allow for exculpation of officers as permitted by Delaware Law
The Company's stockholders approved the proposal to amend the Company's Ninth Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware Law by voting as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
30,395,221	3,889,778	33,473	1,049,044

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit
3.1	Tenth Amended and Restated Certificate of Incorporation
10.1	SPS Commerce, Inc. Executive Management Team Severance Plan
10.2	Agreement to Terminate Amended and Restated Executive Severance and Change in Control Agreement, effective as of May 16, 2024, by and between SPS Commerce, Inc. and Kimberly Nelson
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: May 16, 2024	By:	/s/ KIMBERLY NELSON
Kimberly Nelson
Executive Vice President and Chief Financial Officer